Summary Prospectus, Prospectus and
Statement of Additional Information Supplement

December 15, 2023

Morgan Stanley Institutional Fund Trust

Supplement dated December 15, 2023 to the Morgan Stanley Institutional Fund Trust Summary Prospectus, Prospectus and Statement of Additional Information dated January 27, 2023, as amended

Short Duration Municipal Income Portfolio
(the "Acquired Fund")

At a special meeting of shareholders of the Acquired Fund held on December 15, 2023, shareholders of the Acquired Fund ("Acquired Fund Shareholders") approved the reorganization of the Acquired Fund into Eaton Vance Short Duration Municipal Income ETF, a newly-created exchange-traded fund ("ETF") (the "Acquiring Fund"), which is a series of Morgan Stanley ETF Trust (the "Reorganization").

The Reorganization will be accomplished in accordance with an Agreement and Plan of Reorganization and is anticipated to occur (after the close of trading) on or about March 22, 2024 (the "Closing Date"). Except as noted below, Acquired Fund Shareholders will become shareholders of the Acquiring Fund, receiving shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Acquired Fund ("Acquired Fund Shares") held immediately prior to the Reorganization, except with respect to cash received in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable.

If you do not hold your Acquired Fund Shares through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the aggregate net asset value of your Acquired Fund Shares on the Closing Date. The liquidation of your investment and return of cash may be taxable. If you hold Acquired Fund Shares through an individual retirement account ("IRA") or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization or, if applicable, your financial intermediary may transfer your investment in the Acquired Fund to a different investment option prior to the Reorganization. If you hold Acquired Fund Shares through an IRA directly with the Acquired Fund at its transfer agent, SS&C Global Investor and Distribution Solutions, Inc. and do not take action to transfer the investment in the Acquired Fund to a different investment option, your Acquired Fund Shares will be exchanged for R Shares of Morgan Stanley U.S. Government Money Market Trust equal in value to the aggregate net asset value of your Acquired Fund Shares on the Closing Date unless you provide alternative direction prior to the final date to redeem Acquired Fund Shares or exchange Acquired Fund Shares for shares of another Morgan Stanley mutual fund.

Effective January 2, 2024, the 12b-1 fees for Class A shares of the Acquired Fund will be waived. Also effective January 2, 2024, the Acquired Fund will be closed to new investors. It is currently anticipated that the final date for existing investors to purchase Acquired Fund Shares or exchange shares of another Morgan Stanley mutual fund for Acquired Fund Shares will be on or about March 8, 2024. It is also currently anticipated that the final date to redeem Acquired Fund Shares or exchange Acquired Fund Shares for shares of another Morgan Stanley mutual fund will be on or about March 20, 2024.

Accordingly, the Summary Prospectus, Prospectus and Statement of Additional Information are amended as follows:

Waiver of 12b-1 Fees	– The following is added at the end of the first paragraph of the "Shareholder Information—Distribution of Fund Shares" section of the Prospectus:
With respect to the Short Duration Municipal Income Portfolio, effective January 2, 2024, no 12b-1 fees will be charged with respect to any class of shares of the Fund.
– The following is added to the end of the first paragraph under "DISTRIBUTION AND SHAREHOLDER SERVICES PLANS—Class A, Class L, Class C and Institutional Class" section of the Statement of Additional Information:
With respect to the Short Duration Municipal Income Portfolio, effective January 2, 2024, no 12b-1 fees will be charged with respect to any class of shares of the Fund.
Closing of Acquired Fund to New Investors	– The following is added at the end of the first paragraph under the "Purchase and Sale of Fund Shares" section in the Summary Prospectus and in the "Fund Summary—Short Duration Municipal Income Portfolio—Purchase and Sale of Fund Shares" section of the Prospectus:
Effective January 2, 2024, the Trust has suspended offering all share classes of the Short Duration Municipal Income Portfolio to new investors.
– The following is added at the end of the first paragraph under the "Shareholder Information—Share Class Arrangements" section of the Prospectus:
Effective January 2, 2024, the Trust has suspended offering all share classes of the Short Duration Municipal Income Portfolio to new investors.
– The following is added as the penultimate sentence of the first paragraph on the front cover of the Statement of Additional Information:
Effective January 2, 2024, the Trust has suspended offering all share classes of Short Duration Municipal Income Portfolio to new investors.

Please retain this supplement for future reference.

  IFTCPFIACQSUMPSAISPT 12/23